                        INVESTORS MARK SERIES FUND, INC.

                          Supplement dated May 7, 2002

                                       to

                          Prospectus dated May 1, 2002

The  following   information   supplements  the  information  contained  in  the
prospectus:

Investors  Mark  Advisors,  LLC,  which  serves  as the  investment  adviser  to
Investors Mark Series Fund, Inc. (the "Fund"),  is a wholly-owned  subsidiary of
Jones &  Babson,  Inc.  ("Jones  &  Babson").  Jones  &  Babson is a
wholly-owned  subsidiary of Business Men's Assurance Company of America ("BMA").
On April 30,  2002,  RBC  Insurance,  the  insurance  operation of Royal Bank of
Canada,  announced  an  agreement  to acquire  BMA,  exclusive  of its  existing reinsurance business.  Under the agreement,  Jones & Babson will become part of the asset management division of RBC Dain Rauscher Corp.

This transaction, which is subject to Canadian and U.S. regulatory approvals and certain customary closing conditions,  is expected to close by the end of August of 2002.

The  consummation of this  transaction  will result in an  "assignment," as that term is defined in the  Investment  Company Act of 1940,  as amended  (the "1940
Act"), of the Fund's current advisory and sub-advisory  agreements (the "Current
Agreements").  Under the 1940 Act,  the Current  Agreements  will  automatically terminate upon their assignment. As a result, the Board of Directors of the Fund are  scheduling  a  meeting  to  consider  the  approval  of  new  advisory  and sub-advisory agreements. The new agreements, which would become effective on the date of closing of the transaction,  will be subject to shareholder approval. It is currently intended that a Fund shareholder meeting will be held in August for the purpose of  obtaining  shareholder  approval of these  agreements  and other related items.  Proxy  materials will be mailed to contract owners in advance of such meeting.